SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 10, 2005
Eyetech Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-50516	13-4104684

(State or other juris- diction of incorporation	(Commission File Number)	(IRS Employer Identification No.)
3 Times Square, 12th Floor
New York, New York 10036

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (212) 824-3100
Not applicable

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☑  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2{b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On November 10, 2005, Eyetech Pharmaceuticals, Inc. issued a press release providing an update on the status of Eyetech’s pending acquisition by OSI Pharmaceuticals, Inc. A copy of this press release is attached as Exhibit 99.1 and incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits
     (c) Exhibits
           See Exhibit Index attached hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 10, 2005	EYETECH PHARMACEUTICALS, INC.
	By:	/s/ David R. Guyer. M.D.
David R. Guyer, M.D.
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Eyetech Pharmaceuticals, Inc. on November 10, 2005.